EXHIBIT 99.1

September 23, 2008

JPMorgan Chase Bank, N.A.,

as Administrative Agent

1111 Fannin Street, 10th Floor

Houston, Texas 77002-6925

Attention: Loan and Agency Services

cc: JPMorgan Chase Bank, N.A.

277 Park Avenue

New York, NY 10172

Attention: Brendan Walsh

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of December 15, 2005 (as amended and in effect from time to time, the “Credit Agreement”), among Movado Group, Inc., Movado Watch Company SA, MGI Luxury Group S.A., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as Swingline Bank and as Issuing Bank thereunder. Terms defined in the Credit Agreement are used herein with the same meanings.

The Parent hereby notifies the Administrative Agent pursuant to Section 2.16 of the Credit Agreement that it is proposing to increase the Total Revolving Credit Commitment by $40,000,000 (the “Revolving Credit Commitment Increase”), which shall be effective on the Commitment Increase Effective Date (as defined below) subject to the conditions set forth below.

Each Lender whose name appears under the caption “Increasing Lenders” on the signature pages hereof agrees, by its execution and delivery of this letter, with the Borrowers and the Administrative Agent that, effective as of the Commitment Increase Effective Date (and subject to the conditions set forth below), (a) the Revolving Credit Commitment of such Lender shall be increased by an amount equal to the amount set forth opposite its name on Schedule I hereto under the caption “Revolving Credit Commitment Increase Amount” and, after giving effect to such increase, such Lender shall have a total Revolving Credit Commitment equal to the amount set forth opposite its name on Schedule I hereto under the caption “Revolving Credit Commitment (as increased)” and (b) such Lender shall be an Increasing Lender for purposes of the Credit Agreement and shall have all of the rights and obligations of a Lender under the Credit Agreement in respect of its Revolving Credit Commitment as so increased.

In order to induce the Increasing Lenders to provide the Revolving Credit Commitment Increase contemplated hereby, the Borrowers hereby represent and warrant that: (a) the representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Commitment Increase Effective Date as though made on and as of such date (after giving effect to the Revolving Credit Commitment Increase contemplated hereby); provided that (i) any representation and warranty contained in Section 6.5 of the Credit Agreement that specifically relates to January 31, 2005 (other than the last sentence of Section 6.5 thereof) shall be true and correct as of January 31, 2005; and (ii) any such representation or warranty which by its terms contains a materiality qualification is true and correct in all respects on and as of such date; (b) no Default or Event of Default has occurred and is continuing; and (c) (i) the Revolving Credit Commitment Increase has been duly authorized by each Borrower; (ii) this letter has been duly executed and delivered by the Borrowers; and (iii) each of this letter and the Credit Agreement as modified hereby constitutes a legal, valid and binding obligation of each Borrower party hereto or thereto, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Each Guarantor, by its execution and delivery of this letter, hereby consents to this letter and the Revolving Credit Commitment Increase contemplated hereby and confirms and ratifies that all of its obligations as a Guarantor under the Parent Guarantee or Subsidiary Guarantee, as applicable, to which it is a party shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement as modified hereby (including the Revolving Credit Commitment Increase contemplated hereby).

The Revolving Credit Commitment Increase and the obligation of each Increasing Lender to provide its respective portion of the Revolving Credit Commitment Increase shall become effective on the date on which each of the following conditions shall be satisfied (the “Commitment Increase Effective Date”): (a) receipt by the Administrative Agent of one or more counterparts of this letter duly executed and delivered by the Borrowers and each Increasing Lender, and consented to (on the signature lines provided below) by the Administrative Agent, the Swingline Bank, the Issuing Bank and each Guarantor; (b) payment to each Increasing Lender of a fee equal to 0.10% of such Increasing Lender’s respective portion of the Revolving Credit Commitment Increase; (c) payment to J.P. Morgan Securities Inc. (“JPMorgan”) of an arrangement fee in connection herewith in an amount agreed upon between the Parent and JPMorgan; (d) receipt by the Administrative Agent of (i) evidence of the corporate power and authority of the Borrowers and Guarantors to enter into this letter and undertake the Revolving Credit Commitment Increase (or the guarantee thereof, as applicable) contemplated hereby and (ii) such other documents (if any) as the Administrative Agent shall have requested pursuant to clause (bb) of the fourth sentence of Section 2.16 of the Credit Agreement; and (e) delivery by the borrowers under the Other Credit Agreement of a written notice pursuant to Section 2.8 of the Other Credit

Agreement with respect to a partial reduction of the Revolving Credit Commitments (as defined therein) thereunder in the aggregate amount of CFH 57,000,000 (and such borrowers and the lenders party to such Other Credit Agreement, by their execution and delivery of this letter, hereby agree that such partial reduction shall become effective concurrently with the satisfaction of all of the conditions under clauses (a) through (d) of this paragraph and the occurrence of the Commitment Increase Effective Date, notwithstanding the requirement for prior notice of such reduction under such Section 2.8 (which prior notice such lenders hereby waive)).

Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this letter by signing any such counterpart. Delivery of an executed counterpart of this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. This letter shall be governed by, and construed in accordance with, the law of the State of New York.

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Very truly yours,
MOVADO GROUP, INC., as Borrower and a Guarantor
By:	/s/ Sallie A. DeMarsilis
Name: Sallie A. DeMarsilis Title: SVP CFO

MOVADO WATCH COMPANY SA as Borrower
By:	/s/ Benedict Schlegel
Name: Benedict Schlegel Title: Director
By:	/s/ Rick Cote
Name: Rick Cote Title: Director

MGI LUXURY GROUP S.A., as Borrower
By:	/s/ Benedict Schlegel
Name: Benedict Schlegel Title: Director
By:	/s/ Rick Cote
Name: Rick Cote Title: Director

INCREASING LENDERS
JP MORGAN CHASE BANK, N.A., as Lender
By:	/s/ Kenneth D. Coons
Name: Kenneth D. Coons Title: AVP / Underwriter

BANK OF AMERICA, N.A.
By:	/s/ Naomi Hasegawa
Name: Naomi Hasegawa Title: Sr. Underwriter, Product Delivery

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Wendy Blacher
Name: Wendy Blacher Title: Vice President

CITIBANK, N.A.
By:	/s/ Humberto M. Saloman
Name: Humberto M. Saloman Title: Vice President

Accepted and Agreed

as of the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Kenneth D. Coons
Name: Kenneth D. Coons Title: AVP / Underwriter

JPMORGAN CHASE BANK, N.A., as Swingline Bank and Issuing Bank
By:	/s/ Kenneth D. Coons
Name: Kenneth D. Coons Title: AVP / Underwriter

ACKNOWLEDGED AND AGREED

as of the date first written above:

MOVADO RETAIL GROUP, INC., as a Guarantor
By:	/s/ Timothy F. Michno
Name: Timothy F. Michno Title: General Counsel

MOVADO LLC, as a Guarantor
By:	/s/ Timothy F. Michno
Name: Timothy F. Michno Title: General Counsel

Schedule I

Increasing Lenders:

Name of Lender	Revolving Credit Commitment Increase Amount	Revolving Credit Commitment (as so increased)
JPMorgan Chase Bank, N.A.	$11,200,000	$25,200,000
Bank of America, N.A.	$9,600,000	$21,600,000
PNC Bank, National Association	$9,600,000	$21,600,000
Citibank, N.A.	$9,600,000	$21,600,000
TOTAL	$40,000,000	$90,000,000